EXHIBIT 10.1H

EXHIBIT H: ESCROW AGREEMENT

CUSTODIAN/ESCROW AGREEMENT

This Custodian/Escrow Agreement dated [●], 2023, is made among (i) The Chemours Company, The Chemours Company FC, LLC, DuPont de Nemours, Inc., Corteva, Inc., and E.I. DuPont de Nemours and Company n/k/a EIDP, Inc. (each a “Settling Defendant” and collectively, the “Settling Defendants”), (ii) Michael A. London and the law firm of Douglas & London, 59 Maiden Lane, 6th Floor, New York, NY 10038; Scott Summy and the law firm of Baron & Budd, 3102 Oak Lawn Avenue, Suite 1100, Dallas, Texas, 75219; Paul J. Napoli and the law firm of Napoli Shkolnik, 1302 Avenida Ponce de Leon, San Juan, Puerto Rico 00907 (collectively, “Class Counsel”), Matthew Garretson (the “Special Master”) and THE HUNTINGTON NATIONAL BANK, as Custodian/Escrow agent (“Custodian/Escrow Agent”).

Recitals

A. This Custodian/Escrow Agreement governs the deposit, investment and disbursement of the Settlement Fund pursuant to the Settlement Agreement (the “Settlement Agreement”) dated [●], 2023 attached hereto as Exhibit B, entered into by the Settling Defendants and certain other parties thereto, which has been submitted for approval to the United States District Court for the District of South Carolina, Charleston Division (the “Court”), in the multi-district litigation captioned In Re: Aqueous Film-Forming Foams Products Liability Litigation, MDL No. 2:18-mn-2873 (D.S.C.) (the “MDL”).

B. Pursuant to the terms of the Settlement Agreement, the Settling Defendants have agreed to pay or cause to be paid the Settlement Amount to the Qualified Settlement Fund in full settlement of the claims brought against the Settling Defendants in the MDL and certain other Litigation.

C. The Custodian/Escrow Account established pursuant to this Custodian/Escrow Agreement is intended to qualify as a “qualified settlement fund” within the meaning of Treasury Regulations §1.468B-1 et seq. for all U.S. federal and applicable state and local income tax purposes.

D. The Settlement Amount is to be deposited into the Custodian/Escrow Account and used to satisfy payments to Settlement Class Members, payments for attorneys’ fees and expenses approved by the Court, payments of tax liabilities and expenses of the Custodian/Escrow Account and certain other costs, in each case, subject to the terms and conditions of the Settlement Agreement and this Custodian/Escrow Agreement.

E. The Court has approved the Custodian/Escrow Agent and this Custodian/Escrow Agreement.

F. Unless otherwise defined herein, all capitalized terms shall have the meaning ascribed to them in the Settlement Agreement.

Exhibit H Page 1

EXHIBIT 10.1H

Agreement

1. Appointment of Custodian/Escrow Agent. The Custodian/Escrow Agent is hereby appointed to receive, deposit and disburse the Settlement Amount upon the terms and conditions provided in this Custodian/Escrow Agreement, the Settlement Agreement and any other exhibits or schedules later annexed hereto and made a part hereof. The Parties agree that the Custodian/Escrow Agent shall be the “Escrow Agent” as defined in the Settlement Agreement, this Custodian/Escrow Agreement shall be the “Escrow Agreement” as such term is defined in the Settlement Agreement, and the Custodian/Escrow Account shall be the “Qualified Settlement Fund” as such term is defined in the Settlement Agreement.

2. The Custodian/Escrow Account. The Custodian/Escrow Agent shall establish and maintain a custodian/escrow account titled as [●] (the “Custodian/Escrow Account”). Pursuant to the Settlement Agreement, the Settling Defendants shall cause the Settlement Amount to be deposited into the Custodian/Escrow Account within the latest of (i) ten (10) “Business Days” (hours and days of the week that Custodian/Escrow Agent is open for business) following entry of the Court’s order preliminarily approving the settlement (the “Preliminary Approval”) and (ii) seven (7) Business Days following the establishment by the Custodian/Escrow Agent of the Custodian/Escrow Account and the Court approval of the Custodian/Escrow Agent and this Custodian/Escrow Agreement; provided that if the Custodian/Escrow Agent has not provided to Settling Defendants wire transfer instructions and any other documentation reasonably necessary to facilitate payment of the Settlement Amount by the date seven (7) Business Days before the deadline for payment specified herein, Settling Defendants shall not be obligated to pay such amount until seven (7) Business Days after receiving such wire transfer instructions and documentation. Custodian/Escrow Agent shall receive the Settlement Amount into the Custodian/Escrow Account; the Settlement Amount and all interest accrued thereon shall be referred to herein as the “Settlement Fund.” The Settlement Fund shall be held and invested on the terms and subject to the limitations set forth herein, and shall be released by Custodian/Escrow Agent in accordance with the terms and conditions hereinafter set forth and set forth in the Settlement Agreement.

In no event shall any Settling Defendant have any liability whatsoever, whether to the Custodian/Escrow Agent, Class Counsel, any Settlement Class Member (as defined in the Settlement Agreement) or otherwise, with respect to the Settlement Amount or the Settlement Fund once the Settlement Amount is paid in full to the Custodian/Escrow Account in accordance with the Settlement Agreement and receipt of payment is verified by Custodian/Escrow Agent.

3. Investment of Settlement Fund. The Custodian/Escrow Agent shall invest the Settlement Fund exclusively in interest-bearing instruments or accounts backed by the full faith and credit of the United States Government or fully insured by the United States Government or an agency thereof, including a U.S. Treasury Fund or a bank account that is either (a) fully insured by the Federal Deposit Insurance Corporation (“FDIC”) or (b) secured by instruments backed by the full faith and credit of the United States Government, in each case, as further provided in this Section 3. Prior to the Effective Date, unless otherwise mutually agreed by the parties, the Custodian/Escrow Agent shall invest the Settlement Fund in compliance with the preceding sentence as follows: (i) except for $5,000,000 covered in clause (ii), upon receipt of

Exhibit H Page 2

EXHIBIT 10.1H

the Settlement Amount, exclusively in successive U.S. Treasury bonds or bills, each with a thirty-day maturity and (ii) $5,000,000 held in immediately available funds. Following the Effective Date, unless otherwise mutually agreed by the Custodian/Escrow Agent, Class Counsel and the Special Master, the Custodian/Escrow Agent shall invest the Settlement Fund, in compliance with this Section 3. To the extent the investment is not otherwise specified herein, the Settlement Fund will be invested conservatively in a manner designed to assure timely availability of funds in accordance with the distribution schedule contemplated by the Settlement Agreement, protection of principal, and avoidance of concentration risk, and shall be invested only in short-term instruments or accounts. To the extent the investment is not otherwise specified herein, the Settlement Fund shall at all times remain available for distribution in accordance with the terms hereof and the Settlement Agreement.

The Settling Defendants shall not bear any responsibility for or liability related to the investment of the Settlement Fund by the Custodian/Escrow Agent.

4. Custodian/Escrow Funds Subject to Jurisdiction of the Court. The Qualified Settlement Fund shall remain subject to the jurisdiction of the Court until such time as the Settlement Fund shall have been distributed, pursuant to the terms of the Settlement Agreement and order(s) of the Court contemplated thereby.

5. Tax Treatment & Reporting. The Custodian/Escrow Account shall be structured and operated at all times in a manner such that it qualifies as a “qualified settlement fund” within the meaning of Treasury Regulation §1.468B-1. The Special Master, the Settling Defendants, and any other relevant parties shall cooperate to timely make such elections as necessary or advisable to fulfill the requirements of such Treasury Regulation, including making any “relation-back election” under Treasury Regulation § 1.468B-1(j)(2) required to treat the Custodian/Escrow Account as a qualified settlement fund from the earliest permitted date. For purposes of §468B of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder, the “administrator” of the qualified settlement fund shall be the Special Master. The Special Master shall timely and properly prepare, deliver to all necessary parties for signature, and file all necessary documentation for any elections required under Treas. Reg. §1.468B-1. The Special Master shall timely and properly prepare and file or cause to be prepared and filed any information and other tax returns necessary or advisable with respect to the Custodian/Escrow Account and the distributions and payments therefrom including without limitation the returns described in Treas. Reg. §1.468B-2(k), and to the extent applicable Treas. Reg. §1.468B-2(1), and as further provided in the Settlement Agreement. The “taxable year” of the Custodian/Escrow Account shall be the “calendar year” as such terms are defined in Section 441 of the Code. The Custodian/Escrow Account shall use the accrual method of accounting as defined in Section 446(c) of the Code.

6. Tax Payments. All Taxes and Tax Expenses (each as defined in the Settlement Agreement) with respect to the Custodian/Escrow Account, as more fully described in the Settlement Agreement, shall be treated as and considered to be a cost of administration of the Custodian/Escrow Account and the Custodian/Escrow Agent shall timely pay such Taxes and Tax Expenses out of the Settlement Fund without prior order of the Court, as directed by the Special Master and in accordance with the Settlement Agreement. The Special Master shall be responsible for the timely and proper preparation and delivery of any necessary documentation for signature by all necessary parties, and the timely filing of all tax returns and other tax reports required by law with respect to the Custodian/Escrow

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EXHIBIT 10.1H

Account. The Special Master shall be responsible for ensuring that the Custodian/Escrow Account complies with all withholding requirements (including by instructing the Custodian/Escrow Agent to withhold any required amounts) with respect to payments made by the Custodian/Escrow Account. The Custodian/Escrow Agent, as directed by the Special Master, will deduct and withhold any Taxes required to be deducted and withheld by applicable law, including but not limited to required withholding in the absence of proper Tax documentation, and shall remit such Taxes to the appropriate authorities in accordance with applicable law. Any amounts deducted or withheld by the Custodian/Escrow Agent (or any other withholding agent) with respect to payments made by the Custodian/Escrow Account shall be treated for all purposes as though such amounts had been distributed to the Person in respect of which such deduction or withholding was made. The Custodian/Escrow Agent shall not be responsible for any income reporting to the IRS with respect to income earned on the Settlement Fund, however the Custodian/Escrow Agent shall comply with all instructions received from the Special Master regarding the withholding of any amount on account of Taxes and shall cooperate with other requests made by the Special Master to enable the Special Master to fulfill its responsibilities under the Settlement Agreement with respect to tax matters.

7. Disbursement Instructions

(a)
The Custodian/Escrow Agent shall hold and release the Settlement Fund as follows:

i.
Solely to the extent the Custodian/Escrow Agent has previously received a notice from an Authorized Representative of each of the Settling Defendants confirming the occurrence of the Effective Date: upon receipt of a Special Master Release Instruction with respect to the Settlement Fund, the Custodian/Escrow Agent shall promptly, but in any event within two (2) Business Days after receipt of a Special Master Release Instruction, disburse all or part of the Settlement Fund in accordance with such Special Master Release Instruction. “Special Master Release Instruction” means written instruction executed by an Authorized Representative of the Special Master and by an Authorized Representative of Class Counsel directing the Custodian/Escrow Agent to disburse all or a portion of the Settlement Fund to pay, disburse, reimburse, hold, waive, or satisfy any monetary obligation provided for or recognized under any of the terms of the Settlement Agreement.

ii.
Upon receipt of a Joint Release Instruction with respect to the Settlement Fund, the Custodian/Escrow Agent shall promptly, but in any event within two (2) Business Days after receipt of a Joint Release Instruction, disburse all or part of the Settlement Fund in accordance with such Joint Release Instruction. A “Joint Release Instruction” means the joint written instruction executed by an Authorized Representative of Class Counsel and by the necessary Authorized Representatives of the Settling Defendants, directing the Custodian/Escrow Agent to disburse all or a portion of the Settlement Fund.

Exhibit H Page 4

EXHIBIT 10.1H

iii.
Upon receipt of a Termination Release Instruction with respect to the Settlement Fund, the Custodian/Escrow Agent shall promptly, but in any event within two (2) Business Days after receipt of a Termination Release Instruction, disburse all of the Settlement Fund in accordance with such Termination Release Instruction. The Custodian/Escrow Agent will act on such Termination Release Instruction without further inquiry. “Termination Release Instruction” means written instruction executed by the necessary Authorized Representatives of the Settling Defendants directing the Custodian/Escrow Agent to disburse all or a portion of the Settlement Fund to the Settling Defendants or their respective designees pursuant to Paragraphs 9.9, 9.10 and/or 10.4 of the Settlement Agreement.

(b)
Any instructions setting forth, claiming, containing, objecting to, or in any way related to the transfer or distribution of any funds on deposit in the Custodian/Escrow Account under the terms of this Agreement must be in writing, executed by the appropriate Party or Parties (pursuant to Section 7(a)) as evidenced by the signatures of the person or persons set forth on Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4 and Exhibit A-5 (the “Authorized Representatives”) and delivered to the Custodian/Escrow Agent. In the event funds transfer instructions are given (other than in writing at the time of execution of this Agreement), whether in writing, by facsimile, e-mail, telecopier or otherwise, Custodian/Escrow Agent will seek confirmation of such instructions by telephone call back when new wire instructions are established to the applicable Authorized Representatives only if it is reasonably necessary, and Custodian/Escrow Agent may rely upon the confirmations of anyone purporting to be the Authorized Representatives. To assure accuracy of the instructions it receives, Custodian/Escrow Agent may record such call backs. If Custodian/Escrow Agent is unable to verify the instructions, or is not satisfied with the verification it receives, it shall not execute the instruction until all issues have been resolved. The persons and telephone numbers for call backs may be validly changed only in a writing that (i) is signed by the party changing its notice designations, and (ii) is received and acknowledged by Custodian/Escrow Agent. If it is determined that the transaction was delayed or erroneously executed as a result of Custodian/Escrow Agent’s error, Custodian/Escrow Agent’s sole obligation is to pay or refund the amount of such error and any amounts as may be required by applicable law. Any claim for interest payable will be at the then-published rate for United States Treasury Bills having a maturity of 91 days.

(c)
Except in the case of gross-negligence, willful misconduct or bad faith, the Custodian/Escrow Agent shall not be liable for any losses, costs or expenses arising directly or indirectly from the Custodian/Escrow Agent's reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction. The party providing electronic instructions agrees; (i) to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Custodian/Escrow Agent, including, without limitation, the risk of the Custodian/Escrow Agent acting on unauthorized instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting instructions to the Custodian/Escrow Agent and that there may be more secure methods of transmitting instructions than the method(s) selected by the Custodian/Escrow Agent;

Exhibit H Page 5

EXHIBIT 10.1H

and (iii) that the security procedures (if any) to be followed in connection with its transmission of instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances.

8. Fees. The Custodian/Escrow Agent shall be entitled to compensation for its services as stated in the fee schedule attached as Exhibit C. All fees and expenses of Custodian/Escrow Agent shall be paid solely from the Settlement Fund. The Custodian/Escrow Agent may pay itself such fees from the Settlement Fund only after such fees have been approved for payment pursuant to a Joint Release Instruction. If Custodian/Escrow Agent is asked to provide additional services a separate agreement and fee schedule will be entered into.

9. Duties, Liabilities and Rights of Custodian/Escrow Agent. This Custodian/Escrow Agreement sets forth all of the obligations of Custodian/Escrow Agent, and no additional obligations shall be implied from the terms of this Custodian/Escrow Agreement or any other agreement, instrument or document.

(a)
Custodian/Escrow Agent may act in reliance upon any instructions, notice, certification, demand, consent, authorization, receipt, power of attorney or other writing delivered to it by the applicable Authorized Representatives, as provided herein, without being required to determine the authenticity or validity thereof or the correctness of any fact stated therein, the propriety or validity of the service thereof. Custodian/Escrow Agent may act in reliance upon any signature which is reasonably believed by it to be genuine, and may assume that such person has been properly authorized to do so.
(b)
Custodian/Escrow Agent may consult with legal counsel of its selection in the event of any dispute or question as to the meaning or construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected to the extent Custodian/Escrow Agent acts in accordance with the reasonable opinion and instructions of counsel. Custodian/Escrow Agent shall have the right to reimburse itself for reasonable legal fees and reasonable and necessary disbursements and expenses actually incurred from the Custodian/Escrow Account only (i) upon a Joint Release Instruction or (ii) pursuant to an order of the Court.
(c)
The Custodian/Escrow Agent, or any of its affiliates, is authorized to manage, advise, or service any money market mutual funds in which any portion of the Settlement Fund may be invested.
(d)
Custodian/Escrow Agent is authorized to hold any treasuries held hereunder in its federal reserve account.
(e)
The Custodian/Escrow Agent will furnish monthly statements to the Parties setting forth the activity in the Custodian/Escrow Account.
(f)
Custodian/Escrow Agent shall not bear any risks related to the investment of the Settlement Fund in accordance with the provisions of paragraph 3 of this Custodian/Escrow Agreement. The Custodian/Escrow Agent will be indemnified by the Settlement Fund, and held harmless against, any and all claims, suits, actions, proceedings, investigations, judgments,

Exhibit H Page 6

EXHIBIT 10.1H

deficiencies, damages, settlements, liabilities and expenses (including reasonable legal fees and expenses of attorneys chosen by the Custodian/Escrow Agent) as and when incurred, arising out of or based upon any act, omission, alleged act or alleged omission by the Custodian/Escrow Agent or any other cause, in any case in connection with the acceptance of, or performance or non-performance by the Custodian/Escrow Agent of, any of the Custodian/Escrow Agent’s duties under this Agreement, except as a result of the Custodian/Escrow Agent’s bad faith, willful misconduct or gross negligence.
(g)
Upon distribution of all of the funds in the Custodian/Escrow Account pursuant to the terms of this Custodian/Escrow Agreement and any orders of the Court, Custodian/Escrow Agent shall be relieved of any and all further obligations and released from any and all liability under this Custodian/Escrow Agreement, except as otherwise specifically set forth herein.
(h)
In the event any dispute shall arise between the parties with respect to the disposition or disbursement of any of the assets held hereunder, the Custodian/Escrow Agent shall be permitted to interplead all of the assets held hereunder into the Court, and thereafter be fully relieved from any and all liability or obligation with respect to such interpleaded assets. The parties further agree to pursue any redress or recourse in connection with such a dispute, without making the Custodian/Escrow Agent a party to same.

10. Non-Assignability by Custodian/Escrow Agent. Custodian/Escrow Agent’s rights, duties and obligations hereunder may not be assigned or assumed without the written consent of the persons necessary for a Joint Release Instruction.

11. Resignation of Custodian/Escrow Agent. Custodian/Escrow Agent may, in its sole discretion, resign and terminate its position hereunder at any time following 120 days prior written notice to the parties to the Custodian/Escrow Agreement herein. On the effective date of such resignation, Custodian/Escrow Agent shall deliver this Custodian/Escrow Agreement together with any and all related instruments or documents and all funds in the Custodian/Escrow Account to the successor Custodian/Escrow Agent, subject to this Custodian/Escrow Agreement. If a successor Custodian/Escrow Agent has not been appointed prior to the expiration of 120 days following the date of the notice of such resignation, then Custodian/Escrow Agent may petition the Court for the appointment of a successor Custodian/Escrow Agent, or other appropriate relief. Any such resulting appointment shall be binding upon all of the parties to this Custodian/Escrow Agreement.

12. Notices. Notice to the parties hereto shall be in writing and delivered by hand-delivery, facsimile, electronic mail or overnight courier service, addressed as follows:

If to Class Counsel:	Michael A. London Douglas & London, P.C. 59 Maiden Lane, 6th Floor New York, New York 10038 mlondon@douglasandlondon.com Paul J. Napoli

Exhibit H Page 7

EXHIBIT 10.1H

Napoli Shkolnik 1302 Avenida Ponce de Leon San Juan, Puerto Rico 00907 PNapoli@NSPRLaw.com Scott Summy Baron & Budd 3102 Oak Lawn Avenue, Suite 1100 Dallas, Texas 75219 ssummy@baronbudd.com
If to the Settling Defendants:

The Chemours Company

Office of the General Counsel

1007 Market Street

Wilmington, DE 19801

Attn: Kristine M. Wellman

kristine.m.wellman@chemours.com

With a copy to:

Jeffrey M. Wintner

Graham W. Meli

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, NY 10019

jmwintner@wlrk.com

gwmeli@wlrk.com

DuPont de Nemours, Inc.

974 Centre Rd.

Wilmington, DE 19806

Attn: Erik T. Hoover

erik.t.hoover@dupont.com

With a copy to:

Kevin T. Van Wart

Kirkland & Ellis LLP

300 North LaSalle

Chicago, IL 60654

kevin.vanwart@kirkland.com

Corteva Inc.

974 Centre Road

Building 735

Wilmington, DE 19805

Exhibit H Page 8

EXHIBIT 10.1H

Attn: Cornel B. Fuerer

cornel.b.fuerer@corteva.com

With a copy to:

Michael T. Reynolds

Cravath, Swaine & Moore LLP

825 Eighth Avenue

New York, NY 10019

mreynolds@cravath.com

EIDP, Inc.

974 Centre Road

Building 735

Wilmington, DE 19805

Attn: Thomas A. Warnock

thomas.a.warnock@corteva.com

With a copy to:

Michael T. Reynolds

Cravath, Swaine & Moore LLP

825 Eighth Avenue

New York, NY 10019

mreynolds@cravath.com

If to the Special Master:	Matthew Garretson, Wolf/Garretson LLC P.O. Box 2806 Park City, UT 8406
If to Custodian/Escrow Agent:

THE HUNTINGTON NATIONAL BANK

Robyn Griffin

Senior Managing Director

National Settlement Team

The Huntington National Bank

One Rockefeller Plaza 10th Fl

New York, NY 10020

Office: (312) 646-7288

Mobile: (646) 265-3817

E-mail: robyn.griffin@huntington.com

Susan Brizendine, Trust Officer

Huntington National Bank

7 Easton Oval – EA5W63

Columbus, Ohio 43219

Telephone: (614) 331-9804

E-mail: susan.brizendine@huntington.com

Exhibit H Page 9

EXHIBIT 10.1H

14. Patriot Act Warranties. Section 326 of the USA Patriot Act (Title III of Pub. L. 107-56), as amended, modified or supplemented from time to time (the “Patriot Act”), requires financial institutions to obtain, verify and record information that identifies each person or legal entity that opens an account (the "Identification Information"). The parties to this Custodian/Escrow Agreement agree that they will provide the Custodian/Escrow Agent with such Identification Information as the Custodian/Escrow Agent may request in order for the Custodian/Escrow Agent to satisfy the requirements of the Patriot Act.

15. Entire Agreement. This Custodian/Escrow Agreement, including all Schedules and Exhibits hereto, constitutes the entire agreement and understanding of the parties hereto. Any modification of this Custodian/Escrow Agreement or any additional obligations assumed by any party hereto shall be binding only if evidenced by a writing signed by each of the parties hereto. To the extent this Custodian/Escrow Agreement conflicts in any way with the Settlement Agreement, the provisions of the Settlement Agreement shall govern.

16. Governing Law. This Custodian/Escrow Agreement shall be governed by the law of the State of Delaware in all respects. The parties hereto submit to the jurisdiction of the Court, in connection with any proceedings commenced regarding this Custodian/Escrow Agreement, including, but not limited to, any interpleader proceeding or proceeding Custodian/Escrow Agent may commence pursuant to this Custodian/Escrow Agreement for the appointment of a successor Custodian/Escrow Agent, and all parties hereto submit to the jurisdiction of such Court for the determination of all issues in such proceedings, without regard to any principles of conflicts of laws, and irrevocably waive any objection to venue or inconvenient forum.

17. Termination of Custodian/Escrow Account. The Custodian/Escrow Account will terminate after all funds deposited in it, together with all interest earned thereon, are disbursed in accordance with the provisions of the Settlement Agreement and this Custodian/Escrow Agreement.

18. Miscellaneous Provisions.

(a)
Counterparts. This Custodian/Escrow Agreement may be executed in one or more counterparts, each of which counterparts shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Custodian/Escrow Agreement.
(b)
Further Cooperation. The Parties hereto agree to do such further acts to execute and deliver such other documents as Custodian/Escrow Agent may reasonably request from time to time in connection with the administration, maintenance, enforcement or adjudication of this Custodian/Escrow Agreement.
(c)
Electronic Signatures. The parties agree that the electronic signature (provided by the electronic signing service DocuSign initiated by the Custodian/Escrow Agent) of a party to this Escrow Agreement shall be as valid as an original signature of such party and shall be effective to bind such party to this Escrow Agreement. The parties agree that any electronically signed document shall be deemed (i) to be “written” or “in writing,” (ii) to have been signed, and (iii) to constitute a record established and maintained in the ordinary course of business and an original written record when printed from electronic files.

Exhibit H Page 10

EXHIBIT 10.1H

(d)
Non-Waiver. The failure of any of the parties hereto to enforce any provision hereof on any occasion shall not be deemed to be a waiver of any preceding or succeeding breach of such provision or any other provision.

[Signature Page Follows]

Exhibit H Page 11

EXHIBIT 10.1H

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE HUNTINGTON NATIONAL BANK, as Custodian/Escrow Agent

By: __________________________________

Robyn Griffin, Senior Managing Director

Exhibit H Page 12

EXHIBIT 10.1H

CLASS COUNSEL

By: __________________________________

Michael A. London

Douglas & London, P.C.

59 Maiden Lane, 6th Floor

New York, NY 10038

By: __________________________________

Scott Summy

Baron & Budd, P.C.

3102 Oak Lawn Avenue

Suite 1100

Dallas Texas, 75219

By: __________________________________

Paul J. Napoli

Napoli Shkolnik

1302 Avenida Ponce de Leon

San Juan, Puerto Rico 00907

THE SPECIAL MASTER

By: __________________________________

Name: Matthew Garretson

Exhibit H Page 13

EXHIBIT 10.1H

SETTLING DEFENDANTS

The Chemours Company

By: __________________________________

Name:

Title:

The Chemours Company FC, LLC

By: __________________________________

Name:

Title:

DuPont de Nemours, Inc.

By: __________________________________

Name:

Title:

Corteva, Inc.

By: __________________________________

Name:

Title:

E.I. DuPont de Nemours and Company n/k/a EIDP, Inc.

By: __________________________________

Name:

Title:

Exhibit H Page 14

EXHIBIT 10.1H

Exhibit A-1

AUTHORIZED REPRESENTATIVES

Each of the Authorized Representatives is, with respect to Class Counsel, authorized to issue instructions, confirm funds transfer instructions by callback, and effect changes in Authorized Representatives of Class Counsel, all in accordance with the terms of the Escrow Agreement.

Class Counsel

By: ___________________________________

Name: ___________________________________

Law Firm: ___________________________________

Email: ___________________________________

Phone: ___________________________________

By: ___________________________________

Name: ___________________________________

Law Firm: ___________________________________

Email: ___________________________________

Phone: ___________________________________

By: ___________________________________

Name: ___________________________________

Law Firm: ___________________________________

Email: ___________________________________

Phone: ___________________________________

Exhibit H Page 15

EXHIBIT 10.1H

Exhibit A-2

AUTHORIZED REPRESENTATIVES

Each of the Authorized Representatives is, with respect to The Chemours Company and The Chemours Company FC, LLC (each a Settling Defendant), authorized to issue instructions, confirm funds transfer instructions by callback, and effect changes in Authorized Representatives of The Chemours Company and The Chemours Company FC, LLC, all in accordance with the terms of the Escrow Agreement.

The Chemours Company and The Chemours Company FC, LLC

By: ___________________________________

Name: ___________________________________

Law Firm: ___________________________________

Email: ___________________________________

Phone: ___________________________________

By: ___________________________________

Name: ___________________________________

Law Firm: ___________________________________

Email: ___________________________________

Phone: ___________________________________

By: ___________________________________

Name: ___________________________________

Law Firm: ___________________________________

Email: ___________________________________

Phone: ___________________________________

Exhibit H Page 16

EXHIBIT 10.1H

Exhibit A-4

AUTHORIZED REPRESENTATIVES

Each of the Authorized Representatives is, with respect to DuPont de Nemours, Inc. (a Settling Defendant), authorized to issue instructions, confirm funds transfer instructions by callback, and effect changes in Authorized Representatives of DuPont de Nemours, Inc., all in accordance with the terms of the Escrow Agreement.

DuPont de Nemours, Inc.

By: ___________________________________

Name: ___________________________________

Law Firm: ___________________________________

Email: ___________________________________

Phone: ___________________________________

By: ___________________________________

Name: ___________________________________

Law Firm: ___________________________________

Email: ___________________________________

Phone: ___________________________________

By: ___________________________________

Name: ___________________________________

Law Firm: ___________________________________

Email: ___________________________________

Phone: ___________________________________

Exhibit H Page 17

EXHIBIT 10.1H

Exhibit A-4

AUTHORIZED REPRESENTATIVES

Each of the Authorized Representatives is, with respect to DuPont de Nemours, Inc. and E.I. DuPont de Nemours and Company n/k/a EIDP, Inc. (each, a Settling Defendant), authorized to issue instructions, confirm funds transfer instructions by callback, and effect changes in Authorized Representatives of DuPont de Nemours, Inc. and E.I. DuPont de Nemours and Company n/k/a EIDP, Inc., all in accordance with the terms of the Escrow Agreement.

Corteva, Inc. and E.I. DuPont de Nemours and Company n/k/a EIDP, Inc.

By: ___________________________________

Name: ___________________________________

Law Firm: ___________________________________

Email: ___________________________________

Phone: ___________________________________

By: ___________________________________

Name: ___________________________________

Law Firm: ___________________________________

Email: ___________________________________

Phone: ___________________________________

By: ___________________________________

Name: ___________________________________

Law Firm: ___________________________________

Email: ___________________________________

Phone: ___________________________________

Exhibit H Page 18

EXHIBIT 10.1H

Exhibit A-5

AUTHORIZED REPRESENTATIVES

Each of the Authorized Representatives is, with respect to Matthew Garretson (a Settling Defendant), authorized to issue instructions, confirm funds transfer instructions by callback, and effect changes in Authorized Representatives of Matthew Garretson, all in accordance with the terms of the Escrow Agreement.

Matthew Garretson

By: ___________________________________

Name: ___________________________________

Law Firm: ___________________________________

Email: ___________________________________

Phone: ___________________________________

By: ___________________________________

Name: ___________________________________

Law Firm: ___________________________________

Email: ___________________________________

Phone: ___________________________________

By: ___________________________________

Name: ___________________________________

Law Firm: ___________________________________

Email: ___________________________________

Phone: ___________________________________

Exhibit H Page 19

EXHIBIT 10.1H

Exhibit B

Settlement Agreement

Exhibit H Page 20

EXHIBIT 10.1H

Exhibit C

Fees of Custodian/Escrow Agent

Acceptance Fee: Waived

The Acceptance Fee includes the review of the Custodian/Escrow Agreement, acceptance of the role as Custodian/Escrow Agent, establishment of Custodian/Escrow Account(s), and receipt of funds.

Annual Administration Fee: Waived

The Annual Administration Fee includes the performance of administrative duties associated with the Custodian/Escrow Account including daily account management, generation of account statements to appropriate parties, and disbursement of funds in accordance with the Custodian/Escrow Agreement. Administration Fees are payable annually in advance without proration for partial years.

Out of Pocket Expenses: Waived

Out of pocket expenses include postage, courier, overnight mail, wire transfer, and travel fees.

Exhibit H Page 21